INCOME TAX - Schedule of net deferred tax assets (liability) (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Net deferred tax assets (liability)
Business combination expenses	$ 437,530	$ 427,319
Start up costs	974,835	745,713
Total deferred tax assets (liability)	1,412,365	1,173,032
Valuation Allowance	(1,412,365)	(1,173,032)
Deferred tax assets (liability), net of allowance	$ 0	$ 0